Exhibit 24.1

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Mark R. Jundt, Daniel C. Philp and Elizabeth E. McShane, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Transition Report on Form 10-KT for the transition period from January 1, 2025 to June 30, 2025 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 2025.

/s/ Mary H. Herfurth
Mary H. Herfurth

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Mark R. Jundt, Daniel C. Philp and Elizabeth E. McShane, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Transition Report on Form 10-KT for the transition period from January 1, 2025 to June 30, 2025 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 2025.

/s/ Chad B. Johnson
Chad B. Johnson

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Mark R. Jundt, Daniel C. Philp and Elizabeth E. McShane, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Transition Report on Form 10-KT for the transition period from January 1, 2025 to June 30, 2025 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 2025.

/s/ Matthew R. Kelly
Matthew R. Kelly

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Mark R. Jundt, Daniel C. Philp and Elizabeth E. McShane, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Transition Report on Form 10-KT for the transition period from January 1, 2025 to June 30, 2025 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of August, 2025.

/s/ Nicholas J. Swenson
Nicholas J. Swenson